UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2009

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9293 Glades Road

Boca Raton, Florida 33434

(Address of Principal Executive Offices) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated, in this Current Report on Form 8-K (“Form 8-K”) we refer to Sun American Bancorp, as we, us, our, and the Company, and we refer to the Company’s subsidiary, Sun American Bank, as the Bank.

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company previously reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2008, that during August 2008, management became aware that the Company was no longer in compliance with certain covenants contained in its loan and stock pledge agreement (the “Loan Agreement”) with Silverton Bank, N.A. (“Silverton”). On September 25, 2008, the Company received a notice of default from Silverton, notifying the Company that the loan was out of compliance as of June 30, 2008 with three negative covenants contained in the Loan Agreement.

The Company later reported in its Current Report on Form 8-K, filed with the SEC on March 11, 2009 (the “March 2009 Form 8-K”), that on March 9, 2009, the Company entered into a written modification to the Loan Agreement (the “Modified Loan Agreement”) by and between the Company and Silverton, and a written modification (the “Modification Promissory Note” or, the “Note”) of its promissory note due January 16, 2010, bearing interest at the prime rate as published from time to time by The Wall Street Journal, minus 1.00%, in favor of Silverton, originally executed on January 16, 2008. The Modified Loan Agreement and the Modification Promissory Note (together, the “Loan Documents”) were retroactively effective January 16, 2009. The Company and Silverton agreed to certain revised covenants in the Modified Loan Agreement, including without limitation, reduced time frames and increased frequency for the production of financial disclosures and covenant compliance certificates to Silverton. The parties additionally agreed under the Modified Loan Agreement to certain revised negative covenants contained in the original Loan Agreement. The Note is secured by 99.9% of all issued and outstanding shares of capital stock in the Bank.

On June 15, 2009, the Company received written notice (the “Notice of Default”) from the Federal Deposit Insurance Corporation (“FDIC”) which serves as a receiver for Silverton, that the Company was out of compliance with a financial covenant of the Company in the Modified Loan Agreement. The covenant provides that the non-performing assets of the Bank will not exceed 10% of its total loans plus OREO (the “NPA Covenant”). On or about May 21, 2009, the Company became aware that it was out of compliance with the NPA Covenant, and on that date the Company reported to Silverton that its non-performing assets constituted 11.26% of its total loans plus OREO as of April 30, 2009. The terms of the Note provide that the failure of the Company to meet any or all financial covenants and/or conditions as listed in the Modified Loan Agreement or as otherwise set forth by Silverton constitutes an event of default under the Note. The Notice of Default provided that due to the Company’s non-compliance with the NPA Covenant, the Company would not be permitted to make additional borrowings under the credit facility at this time. The principal amount outstanding under the Note, excluding interest, is currently $7,528,870.98.

Section 16 of the Note provides if a default occurs under the Note or any of the Loan Documents, Silverton may at any time thereafter, take the following actions:

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Accelerate the maturity of the Note and, at Silverton’s option, any or all other obligations between the Company and Silverton, at which time the Note and the accelerated obligations would be immediately due and payable; and

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Exercise any rights and remedies as provided under the Loan Documents, or as provided by law or equity.

Additionally, Section 4 of the Note provides that in addition to all other rights contained in the Note, if a default occurs and as long as a default continues, all outstanding obligations will bear interest at the interest rate of 18% per annum (“Default Rate”). The Default Rate will also apply from acceleration until the obligations or any judgment is paid in full.

Further, Section 18 of the Note provides that neither the failure nor any delay on the part of Silverton in exercising any right, power, or remedy under the Note and other Loan Documents will operate as a waiver, nor shall a single or partial exercise preclude any other or further exercise or the exercise of any other right, power or remedy.

If the Company is unable to regain compliance with the NPA Covenant, the FDIC, as the receiver for Silverton, may declare our financial obligations under the Loan Documents including principal plus interest at the Default Rate, late charges, attorney’s fees and collections costs, if any, to be immediately due and payable. The Company will seek to obtain a waiver in connection with the NPA Covenant, however, if we are unable to obtain a waiver and if the FDIC were to accelerate our obligations under the Note following any applicable cure periods, the Company’s financial condition and operating results could be adversely affected.

The descriptions of the Loan Documents discussed in this Item 2.04 of Form 8-K are qualified in their entirety by reference to the Modified Loan Agreement and Modification Promissory Note, copies of which are attached as Exhibits 10.1 and 10.2 to the March 2009 Form 8-K and are incorporated by reference herein in their entirety.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit Number	Exhibits

10.1

Modification to Loan and Stock Pledge Agreement, by and between Silverton Bank, N.A. and Sun American Bancorp, dated March 9, 2009, effective January 16, 2009 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2009).

10.2

Modification Promissory Note, executed by Sun American Bancorp in favor of Silverton Bank, N.A., dated February 5, 2009, effective January 16, 2009 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

Date: June 18, 2009	By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibits

10.1

Modification to Loan and Stock Pledge Agreement, by and between Silverton Bank, N.A. and Sun American Bancorp, dated March 9, 2009, effective January 16, 2009 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2009).

10.2

Modification Promissory Note, executed by Sun American Bancorp in favor of Silverton Bank, N.A., dated February 5, 2009, effective January 16, 2009 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2009).